UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 10, 2019

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to Purchase Agreement for Sale of Home Loan Center-Based Mortgage Business
On April 10, 2019, HomeStreet Bank (the “Bank”), a wholly owned subsidiary of HomeStreet, Inc. (the "Company") entered into an Amendment No. 1 to Purchase and Assumption Agreement (the “Amendment”) with Homebridge Financial Services, Inc. (“Homebridge”) pursuant to which the parties amended the terms of the deferred purchase price that may be payable to the Bank in the event Homebridge realizes a certain level of loan originations for the twelve months following the closing of the Asset Sale. The amendment provides that the Bank will be entitled to an additional payment equal to one-half of all retention amounts paid to the offered employees over $4 million if the appropriate level of loan originations are met, up to $1 million. All other material provisions of the underlying agreement remain unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The description of the Amendment has been included to provide information regarding its terms. It is not intended to provide any other factual information about the Company and the Bank.

Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to a variety of matters, including, without limitation, statements regarding the anticipated timing of the Asset Sale and the amount, if any, of deferred purchase price that may be paid to the Bank. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law. These forward-looking statements involve many risks and uncertainties that may cause actual results to differ materially from what may be expressed or implied in these forward-looking statements. For example, risks and uncertainties that could affect the forward-looking statements set forth in this Current Report on Form 8-K include: risks relating to the completion of the proposed Asset Sale, including the risk that conditions to the completion of the Asset Sale not being satisfied; any difficulties associated with requests or directions from governmental authorities resulting from their review of the Asset Sale; unexpected costs, charges or expenses relating to or resulting from the Asset Sale; and factors generally affecting the business, operations, and financial condition of the Company.

Item 9.01	Financial Statements and Exhibits*
(d) Exhibits	Description
Exhibit 10.1	Amendment No. 1 to Purchase and Assumption Agreement dated as of April 10, 2019 by and between Homebridge Financial Services, Inc. and HomeStreet Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2019

HomeStreet, Inc.

By:	/s/ Godfrey B. Evans
Godfrey B. Evans
EVP, General Counsel, Chief Administrative Officer and Corporate Secretary